Exhibit 10.54

AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT (this “Agreement”) is entered into as of October 1, 2006, by FS PATRIOT LLC and FS COMMONWEALTH LLC, each a Maryland limited liability company, jointly and severally, (the “Tenant”), and HRES1 PROPERTIES TRUST, a Maryland real estate investment trust (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to a Master Lease Agreement, dated as of March 3, 2006 (as amended to date, the “Original Lease”), the Secured Party leased to the Tenant and the Tenant leased from the Secured Party, certain premises as more particularly described in the Original Lease, subject to and upon the terms and conditions set forth in the Original Lease; and

WHEREAS, the Secured Party and the Tenant are parties to that certain Security Agreement, dated as of March 3, 2006 (the “Original Security Agreement”), executed in connection with the Original Lease; and

WHEREAS, the Secured Party and the Tenant have entered into that certain Amended and Restated Master Lease Agreement, dated as of the date hereof (the “New Lease”), which amends and restates the Original Lease in its entirety; and

WHEREAS, the Secured Party and the Tenant wish to amend and restate the Original Security Agreement to clarify that the Tenant has agreed to grant to the Secured Party a first and perfected lien and security interest in the Collateral as security for the payment and performance of each and every obligation and liability of the Tenant to the Secured Party, whether now existing or hereafter arising, under the New Lease or any other document or agreement executed and delivered pursuant thereto, including, without limitation, the payment of the Rent (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in Section 1), and the payment and performance of each and every other obligation of the Tenant to the Secured Party, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due (collectively, the “Obligations”);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Definitions.  As used in this Agreement, the following terms shall have the meanings specified below.  Except as otherwise defined, terms defined in the Uniform Commercial Code and used herein without definition shall have the meanings given such terms in the Uniform Commercial Code.

“Affiliated Person” shall have the meaning given such term in the New Lease.

“Business Day” shall have the meaning given such term in the New Lease.

“Collateral” shall mean all of the Tenant’s right, title and interest in and under or arising out of all and any personal property, intangibles and fixtures of any type or description (other than Excluded Collateral), wherever located and now existing or hereafter arising, or which constitute or arise from the operation, maintenance or repair of the Leased Property or any portion thereof, together with any and all additions and accessions thereto and replacements, products, proceeds (including, without limitation, proceeds of insurance) and supporting obligations thereof, including, but not limited to, the following:

(a)                                  all goods, including, without limitation, all Equipment; and

(b)                                 all General Intangibles; and

(c)                                  all other personal property or fixtures of any nature whatsoever which relate to the operation, maintenance or repair of the Leased Property, or any portion thereof, and all property from time to time described in any financing statement signed by the Tenant naming the Secured Party as Secured Party; and

(d)                                 all claims, rights, powers or privileges and remedies relating to the foregoing or arising in connection therewith, including, without limitation, all Licenses and Permits which Tenant legally may grant a security interest in, rights to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval; all liens, security, guaranties, endorsements, warranties and indemnities and all insurance, eminent domain and condemnation awards and claims therefor relating thereto or arising in connection therewith; all rights to property forming the subject matter of any of the foregoing, including, without limitation, rights to stoppage in transit and rights to returned or repossessed property; all writings relating to the foregoing or arising in connection therewith; and

(e)                                  all contract rights, general intangibles and other property rights of any nature whatsoever arising out of or in connection with any of the foregoing (other than Excluded Collateral), including, without limitation, payments due or to become due, whether as repayments, reimbursements, contractual obligations, indemnities, damages or otherwise.

“Equipment” shall mean all buildings, structures, improvements, fixtures and items of machinery, equipment and other tangible personal property which constitute, arise from or relate to the operation, maintenance or repair of the Leased Property or any portion thereof, together with all repairs, replacements, improvements, substitutions, extensions or renewals thereof or additions thereto, all parts, additions and accessories incorporated therein or affixed thereto, and all “equipment” as such term is defined in the Uniform Commercial Code, and all cash and non-cash proceeds therefrom.

“Event of Default” shall have the meaning given such term in Section 6.

“Excluded Collateral” shall mean Accounts or Chattel Paper, Support Obligations, General Intangibles or Deposit Accounts relating to such Accounts or Chattel Paper, Instruments or Investment Property evidencing or arising from such Accounts or Chattel Paper, any documents, books, records or other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to any of the foregoing or any Proceeds of any of the foregoing.

“Facility” shall have the meaning given such term in the New Lease.

“General Intangibles” shall mean all present and future general intangibles and contract rights (other than Excluded Collateral) which constitute, arise from or relate to the operation, maintenance or repair of the Leased Property, or any portion thereof, including, but not limited to, all causes of action, corporate or business records, inventions, designs, patents, patent applications, trademarks, trademark registrations and applications therefor, goodwill, trade names, trade secrets, trade processes, copyrights, copyright registrations and applications therefor, franchises, customer lists, computer programs, claims under guaranties, tax refund claims, rights and claims against carriers and shippers, leases, claims under insurance policies, all rights to indemnification and all other intangible personal property of every kind and nature which constitutes, arises from or relates to the operation, maintenance or repair of the Leased Property, or any portion thereof.

“Instrument” shall have the meaning give such term in Article 9 of the Uniform Commercial Code.

“New Lease” shall have the meaning given such term in the preamble to this Agreement.

“Leased Property” shall have the meaning given such term in the New Lease.

“Legal Requirements” shall have the meaning given such term in the New Lease.

“Licenses” shall mean all certificates of need (if any), licenses, permits, rights of use, covenants or rights otherwise benefiting or permitting the use and operation of each applicable Property or any part thereof pertaining to the operation, maintenance or repair of such Property or any portion thereof.

“Obligations” shall have the meaning given such term in the preamble to this Agreement.

“Overdue Rate” shall have the meaning given to such term in the New Lease.

“Permits” shall mean all permits, approvals, consents, waivers, exemptions, variances, franchises, orders, authorizations, rights and licenses obtained or hereafter obtained from any federal, state or other governmental authority or agency relating to the operation, maintenance or repair, of each applicable Property, or any portion thereof.

“Person” shall have the meaning given such term in the New Lease.

“Property” shall have the meaning given such term in the New Lease.

“Rent” shall have the meaning given such term in the New Lease.

“Tenant” shall have the meaning given such term in the preamble to this Agreement.

“Uniform Commercial Code” means Article 9 of the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts from time to time.

Section 2.  Security Interest.  As security for the prompt payment and performance of all the Obligations, the Tenant hereby grants, pledges, transfers and assigns to the Secured Party, its successors and assigns and all other holders from time to time of the Obligations, a continuing security interest under the Uniform Commercial Code from time to time in effect in the jurisdiction in which any of the Collateral is located in and a continuing lien upon all of the Tenant’s right, title and interest in the Collateral, together with any and all additions thereto and replacements, products and proceeds thereof, whether now existing or hereafter arising or acquired and wherever located.

Section 3.  General Representations, Warranties and Covenants.  The Tenant represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

(a)           Each of the warranties and representations of the Tenant contained herein, in the New Lease or in any other document executed in connection herewith or therewith are true and correct on the date hereof.

(b)           Except for the lien granted to the Secured Party pursuant to this Security Agreement and any liens permitted under the New Lease, the Tenant is, and as to the Collateral acquired from time to time after the date hereof the Tenant will be, the owner of all the Collateral free from any lien, security interest, encumbrance or other right, title or interest of any Person, except for the security interest of the Secured Party therein, and the Tenant shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party.  The lien granted in this Agreement by the Tenant to the Secured Party in the Collateral is not prohibited by and does not constitute a default under any agreements or other instruments constituting a part of the Collateral, and no consent is required of any Person to effect such lien which has not been obtained.

(c)           Except as permitted under the New Lease, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of any kind in the Collateral, or intended so to be, which has not been terminated, and so long as this Agreement remains in effect or any of the Obligations or any obligations of any Affiliated Person of the Tenant to the Secured Party remain unpaid, the Tenant will not execute and there will not be on file in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or  statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interest of the Secured Party.

(d)           The chief executive office and the principal place of business of each of the Entities comprising the Tenant are as set forth in Schedule 1 and neither of such Entities will move its chief executive office or establish any other principal place of business except to such new location as such Entity may establish in accordance with this Section 3(d). The location of each Facility comprising a portion of the Leased Property is as set forth in Schedule 2.  The originals of all documents evidencing Collateral and the only original books of account and records of each of the Entities comprising the Tenant relating thereto are, and will continue to be, kept at such chief executive office or the applicable Facility, as the case may be, or at such new location as such Entity may establish in accordance with this Section 3(d).  Neither of the Entities comprising the Tenant shall move its chief executive office or establish any other principal place of business until (i) such Entity shall have given to the Secured Party not less than ten (10) days’ prior written notice of its intention to do so, which notice shall clearly describe such new location and provide such other information in connection therewith as the Secured Party may reasonably request, and (ii) with respect to such new location, such Entity shall have taken such action, satisfactory to the Secured Party (including, without limitation, all action required by Section 5), to maintain the security interest of the Secured Party in the Collateral.

(e)           All tangible personal property owned on the date hereof by the Tenant to be used in connection with the operation or maintenance of the Leased Property, or any portion thereof, is located at each applicable Property or is in transit to such Property from the vendor thereof.  The Tenant agrees that (i) all such property held by the Tenant on the date hereof, once at each applicable Property, shall remain at such Property and (ii)

all such property subsequently acquired by the Tenant shall immediately upon acquisition be transferred to and remain at the applicable Property.

(f)            The corporate name and organizational identification number of each of the Entities comprising the Tenant are as set forth on the signature page hereto.  The name under which each of the Facilities is operated is set forth on Schedule 2.  Neither of the Entities comprising the Tenant shall (i) change such name without providing the Secured Party with thirty (30) days’ prior written notice and making all filings and taking all such other actions as the Secured Party determines are necessary or appropriate to continue or perfect the security interest granted hereunder, (ii) change its corporate organizational number, nor (iii) conduct its business in any other name or take title to any Collateral in any other name while this Agreement remains in effect.  Except as otherwise set forth on Schedule 1, neither of the Entities comprising the Tenant has ever had any other name nor conducted business in any other name in any jurisdiction.  Each of the Entities comprising the Tenant is formed as a Maryland limited liability company.  Subject to the terms and conditions of the New Lease, neither of the Entities comprising the Tenant shall change its organizational structure or jurisdiction of formation without giving at least thirty (30) days’ prior written notice thereof to the Secured Party.

(g)           The Secured Party is authorized (but is under no obligation) to make, upon ten (10) Business Days’ notice to the Tenant (except in the case of exigent circumstances, in which circumstances upon such notice, if any, as may then be reasonably practical), any payments which in the Secured Party’s opinion are necessary to:

(i)                                     discharge any liens which have or may take priority over the lien hereof; and

(ii)                                  pay all premiums payable on the insurance policies referred to in the New Lease or any other document or agreement executed in connection therewith or herewith, upon the failure of the Tenant to make such payments within the time permitted therein.

The Tenant shall have no claim against the Secured Party by reason of its decision not to make any payments or perform such obligations permitted under this Section 3(g).  The Tenant shall repay to the Secured Party any sums paid by the Secured Party upon demand.  Any sums paid and expenses incurred by the Secured

Party pursuant to this paragraph shall bear interest at the Overdue Rate.

(h)           If any of the Collateral at any time becomes evidenced by an Instrument, the Tenant shall promptly deliver such Instrument to the Secured Party, appropriately endorsed to the order of the Secured Party, to be held pursuant to this Agreement.

(i)            The Tenant shall not sell, transfer, change the registration, if any, of, dispose of, attempt to dispose of, or substantially modify or abandon the Collateral or any material part thereof, other than as permitted under the New Lease, without the prior written consent of the Secured Party.  Except as permitted under the New Lease, the Tenant shall not create, incur, assume or suffer to exist any lien upon any of the Collateral without the prior written consent of the Secured Party.

(j)            The Tenant shall not assert against the Secured Party any claim or defense which the Tenant may have against any seller of the Collateral or any part thereof or against any Person with respect to the Collateral or any part thereof.

(k)           The Tenant shall, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or  preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder and under such other agreements or (iv) the failure by the Tenant to perform or observe any of the provisions hereof.

(l)            The Tenant shall indemnify and hold harmless the Secured Party from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Secured Party in any way relating to or arising out of this Agreement or arising out of the Tenant’s obligations under any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or of any such other documents.

Section 4.  Special Provisions Concerning Equipment.  The Tenant shall not impair the rights of the Secured Party in the Equipment.  Regardless of the manner of the affixation of any Equipment to real property, the Equipment so attached shall at all times constitute and remain personal property.  The Tenant retains all liability and responsibility in connection with the Equipment and the liability of the Tenant to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Equipment may be lost, destroyed, stolen or damaged or for any reason whatsoever have become unavailable to the Tenant.  Upon the request of the Secured Party, the Tenant shall provide to the Secured Party a current list of Equipment.

Section 5.  Financing Statements; Documentary Stamp Taxes.

(a)           The Tenant shall, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Party from time to time such lists, descriptions and designations of inventory, warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Secured Party reasonably deems appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.  The Tenant authorizes the Secured Party to file any such financing statements without the signature of the Tenant and the Tenant will pay all applicable filing fees and related expenses.  To the extent permitted by law, a carbon, photographic or other reproduction of this Agreement or a financing statement shall be sufficient as a financing statement.

(b)           The Tenant shall procure, pay for, affix to any and all documents and cancel any documentary tax stamps required by and in accordance with, applicable law, and the Tenant shall indemnify and hold harmless the Secured Party from and against any liability  (including interest and penalties) in respect of such documentary stamp taxes.

Section 6.  Event of Default.  For purposes of this Agreement, the term “Event of Default” shall mean (a) the occurrence of an Event of Default under the New Lease or any document or agreement executed in connection therewith; (b) the failure of the Tenant to comply with any of its covenants or obligations under this Agreement and the continuance thereof for a period of ten (10) Business Days after written notice thereof; (c) any representation or warranty contained herein or made by the Tenant in connection herewith shall prove to have been false or misleading in any material respect when made; or (d) the occurrence of any default or event of default under any document, instrument or agreement evidencing the Obligations.

Section 7.  Remedies.

(a)           Upon the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies now or hereafter granted under applicable law, under the New Lease or under any other documents or agreements entered into in connection herewith or therewith, and not by way of limitation of any such rights and remedies, the Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction, and the right, without notice to, or assent by, the Tenant, in the name of the Tenant or, subject to any limitations imposed by applicable Legal Requirements, in the name of the Secured Party or otherwise:

(i)                                               with respect to the General Intangibles to ask for, demand, collect, receive, compound and give acquittance therefor or any part thereof, to extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any thereof, to exercise and enforce any rights and remedies in respect thereof, and to file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Secured Party necessary or advisable for the purpose of collecting or enforcing payment and performance thereof;

(ii)                                            to take possession of any or all of the Collateral and to use, hold, store, operate, merge and/or control the same and to exclude the Tenant and all Persons claiming under it wholly or partly therefrom, and, for that purpose, to enter, with the aid and assistance of any Person or Persons and with or without legal process, any premises where the Collateral, or any part thereof, are, or may be, placed or assembled, and to remove any such Collateral;

(iii)                                         from time to time, at the expense of the Tenant, to make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the Secured Party may

reasonably deem proper; to carry on the business and to exercise all rights and powers of the Tenant in respect to the Collateral, as the Secured Party shall deem best, including the right to enter into any and all such agreements with respect to the leasing, management and/or operation of the Collateral or any part thereof as the Secured Party may see fit; to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof which rents, issues, profits, fees, revenues and other income may be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Secured Party may be required or authorized to make under any provision of this Agreement (including, without limitation, reasonable legal costs and attorneys’ fees);

(iv)                                        to execute any instrument and do all other things necessary and proper to protect and preserve and realize upon the Collateral and the other rights contemplated hereby;

(v)                                           upon notice to such effect, to require the Tenant to deliver, at the Tenant’s expense, any or all Collateral which is reasonably movable to the Secured Party at a place designated by the Secured Party, and after delivery thereof the Tenant shall have no further claim to or interest in the Collateral; and

(vi)                                        without obligation to resort to other security, at any time and from time to time, to sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Secured Party may determine, with the amounts realized from any such sale to be applied to the Secured Obligations in the manner determined by the Secured Party.

The Tenant hereby agrees that all of the foregoing may be effected without demand, advertisement or notice (except as hereinafter provided or as may be required by law), all of which (except as hereinafter provided) are hereby expressly waived, to the maximum extent permitted by law.  The Secured Party shall not be obligated to do any of the acts hereinabove authorized and in the event that the Secured Party elects to do any such act, the Secured Party shall not be responsible to the Tenant.

(b)           Upon the occurrence and during the continuance of an Event of Default, the Secured Party may take legal proceedings for the appointment of a receiver or receivers (to which the Secured Party shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the powers of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement.  If, after the exercise of any or all of such rights and remedies, any of the Obligations shall remain unpaid or unsatisfied, the Tenant shall remain liable for any deficiency or performance thereof, as applicable.

(c)           Upon any sale of any of the Collateral, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement:

(i)                                               the Secured Party may bid for and purchase the property being sold and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability, and may, in paying the purchase money therefor, deliver any instruments evidencing the Obligations or agree to the satisfaction of all or a portion of the Obligations in lieu of cash in payment of the amount which shall be payable thereon, and such instruments, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Secured Party after being appropriately stamped to show partial payment;

(ii)                                            the Secured Party may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

(iii)                                         all right, title, interest, claim and demand whatsoever, either at law or in equity or  otherwise, of the Tenant of, in and to the property so sold shall be divested; such sale shall be a perpetual bar both at law and in equity against the Tenant, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under the Tenant, its successors or assigns;

(iv)                                        the receipt of the Secured Party or of the officers thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Secured Party or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; and

(v)                                           to the extent that it may lawfully do so, the Tenant agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any other document, the New Lease or any other document or agreement entered into in connection herewith or therewith, and the Tenant hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to the Secured Party in this Agreement, but will suffer and permit the execution of every such power as though no such laws were in force.

In the event of any sale of Collateral pursuant to this Section 7, the Secured Party shall, at least ten (10) days before such sale, give the Tenant written notice of its intention to sell, except that, if the Secured Party shall determine in its reasonable discretion that any of the Collateral threatens to decline in value, any such sale may be made upon three (3) days’ written notice to the Tenant, which time periods the Tenant hereby agrees are reasonable.

(d)  The Secured Party is hereby irrevocably appointed the true and lawful attorney-in-fact of the Tenant in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property sold pursuant to this Section 7 and for such other purposes as are necessary or desirable to effectuate the provisions of this Agreement, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power, the Tenant hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof.  If so requested by the Secured Party or by any purchaser, the Tenant shall ratify and confirm any such sale or transfer by executing and delivering to the Secured Party or to such purchaser all property, deeds, bills of sale, instruments or assignment and transfer and releases as may be designated in any such request.

Section 8.  Application of Moneys.  All moneys which the Secured Party shall receive pursuant hereto shall first be applied  (to the extent thereof) to the payment of all reasonable costs and expenses incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement or any of without limitation, the reasonable fees and disbursements of its counsel and agents), and the balance, if any, shall be applied first to accrued and unpaid interest, charges and fees on, and then to outstanding principal of, any Obligations of the Tenant (or its affiliates) to the Secured Party, and then to any other amounts outstanding on any such Obligations and then as required by law to any other parties having an interest therein.

Section 9.  Waivers, Etc.  The Tenant, on its own behalf and on behalf of its successors and assigns, hereby waives presentment, demand, notice, protest and, except as is otherwise specifically provided herein, all other demands and notices in connection with this Agreement or the enforcement of the rights of the Secured Party hereunder or in connection with any Obligations or any Collateral; waives all rights to require a marshaling of assets by the Secured Party; consents to and waives notice of (i) the substitution, release or surrender of any Collateral, (ii) the addition or release of Persons primarily or secondarily liable on any Obligation or on any Collateral, (iii) the acceptance of partial payments on any Collateral and/or the settlement or compromise thereof, (iv) any requirement of diligence or promptness on the part of the Secured Party in the enforcement of any rights in respect of any Collateral or any other agreement or instrument directly or indirectly relating thereto, and (v) any enforcement of any present or future agreement or instrument relating directly or indirectly to the Collateral.  No delay or omission on the part of the Secured Party or any holder of Obligations in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder.  No waiver of any such right on any one occasion shall be construed as a bar to or waiver of any such right on any future occasion.  No course of dealing between the Tenant and the Secured Party or any holder of Obligations, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party or any holder of Obligations, any right, power or privilege hereunder or under any of the Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

The Tenant further waives any right it may have under the constitution of any state or commonwealth in which any of the Collateral may be located, or under the Constitution of the United States of America, to notice (except for notice specifically required hereby) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Secured Party, and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing  provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing.  THE TENANT’S WAIVERS UNDER THIS SECTION 9 HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER THE TENANT HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEYS AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

The Secured Party shall not be required to marshal any present or future security for (including without limitation this Agreement and the Collateral pledged hereunder), or guaranties of, the Obligations or any of them, or to resort to such security or guaranties in any particular order; and all of the rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising.  To the maximum extent permitted by applicable law, the Tenant hereby agrees that it will not invoke any law relating to the marshalling of collateral which, might cause delay in or impede the enforcement of the Secured Party’s rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and, to the maximum extent permitted by applicable law, the Tenant hereby irrevocably waives the benefits of all such laws.

Section 10.  Further Assurances as to Collateral; Attorney-in-Fact.  From time to time hereafter, the Tenant will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents (including, without limitation, financing statements, renewal statements, mortgages, collateral assignments and other security documents), and will take all such actions as the Secured Party may reasonably request, for the purposes of implementing or effectuating the provisions of this Agreement or of more fully perfecting or renewing the Secured Party’s rights with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by the Tenant which may be deemed to be a part of the Collateral) pursuant hereto and thereto.  The Secured Party is hereby appointed the attorney-in-fact, with full power of substitution, of the Tenant for the purpose of carrying out the provisions of this Agreement and taking any action, including, without limitation, executing, delivering and filing applications, certificates, instruments and other documents and papers with governmental authorities, and executing any instruments, including without limitation financing or continuation statements, deeds to secure debt, mortgages, assignments, conveyances, assignments and transfers which are required to be taken or executed by the Tenant under this Agreement, on its behalf and in its name which appointment is coupled with an interest, is irrevocable and durable and shall survive the subsequent dissolution, disability or incapacity of the Tenant.

Section 11.  Arbitration.  The Secured Party or the Tenant may elect to submit any dispute hereunder that has an amount in controversy in excess of $250,000 to arbitration hereunder.  Any such dispute shall be resolved in accordance with the Commercial Arbitration Rules of the American Association then pertaining and the decision of the arbitrators with respect to such dispute shall be binding, final and conclusive on the parties.

In the event the Secured Party or the Tenant shall elect to submit any such dispute to arbitration hereunder, the Secured Party and the Tenant shall each appoint and pay all fees of a fit and impartial person as arbitrator with at least ten (10) years’ recent professional experience in the general subject matter of the dispute.  Notice of such appointment shall be sent in writing by each party to the other, and the arbitrators so appointed, in the event of their failure to agree within thirty (30) days after the appointment of the second arbitrator upon the matter so submitted, shall appoint a third arbitrator.  If either the Secured Party or the Tenant shall fail to appoint an arbitrator, as aforesaid, for a period of twenty (20) days after written notice from the other party to make such appointment, then the arbitrator appointed by the party having made such appointment shall appoint a second arbitrator and the two (2) so appointed shall, in the event of their failure to agree upon any decision within thirty (30) days thereafter, appoint a third arbitrator.  If such arbitrators fail to agree upon a third arbitrator within forty five (45) days after the appointment of the second arbitrator, then such third arbitrator shall be appointed by the American Arbitration Association from its qualified panel of arbitrators, and shall be a person having at least ten (10) years’ recent professional experience as to the subject matter in question.  The fees of the third arbitrator and the expenses incident to the proceedings shall be borne equally between the Secured Party and the Tenant, unless the arbitrators decide otherwise.  The fees of respective counsel engaged by the parties, and the fees of expert witnesses and other witnesses called for the parties, shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

The decision of the arbitrators shall be rendered within thirty (30) days after appointment of the third arbitrator.  Such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to the Secured Party and one to the Tenant.  A judgment of a court of competent jurisdiction may be entered upon the award of the arbitrators in accordance with the rules and statutes applicable thereto then obtaining.

Section 12.  Miscellaneous.

(a)           The Tenant agrees that its obligations and the rights of the Secured Party hereunder and in respect of the Obligations may be enforced by specific performance hereof and thereof and by temporary, preliminary and/or final injunctive relief relating hereto and thereto, without necessity for proof by the Secured Party or any holder of the Obligations that it would otherwise suffer irreparable harm, and the Tenant hereby consents to the issuance of such specific and injunctive relief.

(b)           Any notice or demand upon the Tenant or the Secured Party shall be deemed to have been sufficiently given when given in accordance with the provisions of the New Lease.

(c)           None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Tenant and the Secured  Party.  No notice to or demand on the Tenant in any case shall entitle the Tenant to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

(d)           The obligations of the Tenant hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any of the Entities comprising the Tenant; (ii) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, the New Lease or any document or agreement executed in connection herewith or therewith, the Obligations or any security for any of the Obligations; or (iii) any amendment to or modification of any of the New Lease or any document or agreement executed in connection herewith or therewith, the Obligations or any security for any of the Obligations; whether or not the Tenant shall have notice or knowledge of any of the foregoing.  The rights and remedies of the Secured Party herein provided for are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have, including, without limitation, under the New Lease or any document or agreement executed in connection herewith or therewith.  This Agreement is intended as a supplement for and is not intended to supersede in any respect the New Lease or any document or agreement executed in connection herewith or therewith.  Each Entity comprising Tenant hereunder shall be jointly and severally liable for the payment and performance of each and every obligation and liability of the Tenant hereunder.

(e)           This Agreement shall be binding upon the Tenant and its successors and assigns and shall inure to the benefit of the Secured Party, and its respective successors and assigns.  All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

(f)            The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

(g)           Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibitions or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h)           This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principle place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the Commonwealth of Massachusetts; or (vii) any combination of the foregoing.  Notwithstanding the foregoing, to the extent that matters of title, or creation, perfection and priority of the security interests created hereby, or procedural issues of foreclosures are required to be governed by the laws of the state in which the Collateral, or relevant part thereof, is located, the laws of such State shall apply.

Section 13.  Nonliability of Trustees.  THE DECLARATION OF TRUST ESTABLISHING THE SECURED PARTY, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE “DECLARATION”), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME “HRES1 PROPERTIES TRUST,” REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE SECURED PARTY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF OR CLAIM AGAINST, THE SECURED PARTY.  ALL PERSONS DEALING WITH THE SECURED PARTY, IN ANY WAY,

SHALL LOOK ONLY TO THE ASSETS OF THE SECURED PARTY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the date first above written.

TENANT:

FS PATRIOT LLC,
a Maryland limited liability company

/s/ Evrett W. Benton
By: Evrett W. Benton
Its: President

FS COMMONWEALTH LLC,
a Maryland limited liability company

/s/ Evrett W. Benton
By: Evrett W. Benton
Its: President

SECURED PARTY:

HRES1 PROPERTIES TRUST
a Maryland real estate investment trust

/s/ David J. Hegarty
By: David J. Hegarty
Its: President

The following schedules have been omitted and will be supplementally furnished to the Securities and Exchange Commission upon request:

Schedule 1

Schedule 2

2